Innovator McKinley Income Fund (the “Fund”)

Supplement to the Fund’s Institutional Class Prospectus
dated March 30, 2015 (as supplemented)

On February 12, 2016, the McKinley Diversified Income Fund (the “Predecessor Fund”) reorganized into the Fund (the “Reorganization”).  Following the Reorganization, the Predecessor Fund is the accounting and performance survivor.  Accordingly, as of February 16, 2016 (the “Effective Date”), the following changes are made to the Fund’s Institutional Class Prospectus:

On the Effective Date, the “Performance Information” section in the Fund Summary portion of the Prospectus is deleted in its entirety and replaced with the following:

The following performance information provides some indication of the risks of investing in the Institutional Class shares of the Fund.  On February 12, 2016, the Fund acquired the McKinley Diversified Income Fund (the “Predecessor Fund”), a series of Professionally Managed Portfolios, in a reorganization (the “Reorganization”). The Predecessor Fund’s performance and financial history has been adopted by the Fund following the Reorganization. The Predecessor Fund was advised by McKinley Capital Management, LLC.  The bar chart below illustrates the Predecessor Fund’s annual return for its first year of operations.  The table below illustrates how the Predecessor Fund’s average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.

The performance of the Institutional Class shares of the Fund is based off of the performance of the Investor Class shares of the Predecessor Fund. Institutional Class shares' returns of the Fund will be different from the Predecessor Fund as they have different expenses.  The Fund’s and the Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.innovatorfunds.com.

Calendar Year Total Return as of December 31,
Institutional Class

During the periods shown in the chart above, the Fund’s highest quarterly return was 5.76% (quarter ended 6/30/14) and the Fund’s lowest quarterly return was (5.60)% (quarter ended 12/31/14).

Average Annual Total Return as of December 31, 2014
Innovator McKinley Income Fund Institutional Class Shares	1 Year	Since Inception (3/27/13)
Return Before Taxes	(1.00)%	3.92%
Return After Taxes on Distributions	(2.86)%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.09%	2.95%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	19.35%
Dow Jones Utility Average	30.65%	16.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Please keep this supplement for future reference.

This supplement is dated February 16, 2016.